UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Volt Information Sciences, Inc.

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Your Vote Counts! VOLT INFORMATION SCIENCES, INC. 2021 Annual Meeting Vote by April 19, 2021 11:59 PM ET. For shares held in a Plan, vote by April 15, 2021 4:00 PM ET. VOLT INFORMATION SCIENCES, INC. 2401 N. GLASSELL STREET ORANGE, CALIFORNIA 92865 D35841-P50594 You invested in VOLT INFORMATION SCIENCES, INC. and it’s time to vote! This is an important notice regarding the availability of proxy materials for the annual shareholder meeting to be held on April 20, 2021. Get informed before you vote You can view the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or e-mail copy of voting material(s) by submitting a request prior to April 6, 2021. Please choose one of the following methods to make your request: (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an e-mail to sendmaterial@proxyvote.com. If requesting materials by e-mail, please include your control number (indicated below) in the subject line. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* April 20, 2021 10:30 a.m. (PDT) Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/volt2021 *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. V1b

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: For 01) Nick S. Cyprus 02) Bruce G. Goodman 03) William J. Grubbs04) Linda Perneau 05) Arnold Ursaner 06) Celia R. Brown 2. Vote to ratify the appointment of Ernst & Young LLP as our independent Registered Public Accounting Firm for 2021. For For 3. Vote to approve, on a non-binding, advisory basis, the Company’s executive compensation. For 4. Vote to approve the Company’s 2021 Equity Incentive Plan. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D35842-P50594